UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 2, 2010

P2 SOLAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-91190	98-0234680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 204, 13569 – 76 Avenue Surrey, British Columbia, Canada, V3W 2W3
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (604)592-0047

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

From March 31, 2008 through September 21, 2009, P2 Solar, Inc., a Delaware corporation (the “Company”) borrowed a total of $379,719.26 from certain holders (collectively referred to herein as the “Holders”) pursuant to the terms of Convertible Promissory Notes (collectively referred to herein as the “Notes”).  Pursuant to the terms of the Notes, the Holders were provided with the option of converting the outstanding balance of the Notes into shares of the Company’s Common Stock at a conversion price of $.10 per share.  On November 19th and November 20th, 2009, the Holders elected to exercise their conversion rights under the Notes.  In accordance with the terms of the Notes, on February 2, 2010, the Company caused the Company’s transfer agent to issue the Holders a total of 3,797,189 shares of the Company’s common stock.

For the above share issuances, the Shares were not registered under the Securities Act of 1933 (the “Securities Act”) in reliance upon the exemptions from registration contained in Section 4(2) and/or Regulation D, and Regulation S of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P2 SOLAR, INC.

Date: February 3, 2010

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By:  /s/ Raj-Mohinder S. Gurm, Chief Executive Officer, Chief Financial Officer

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